S & G Holdings, Inc. - Consolidated Statements of Operations (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Consolidated Statements of Operations
Revenue	$ 2,823,946	$ 3,704,981
Cost of revenue	2,045,368	2,873,310
GROSS MARGIN	778,578	831,671
Operating expenses:
Salaries and wages	706,434	838,662
General and administrative	64,205	55,359
Total Operating Expenses	770,639	894,021
INCOME (LOSS) FROM OPERATIONS	7,939	(62,350)
OTHER (INCOME) EXPENSE
Other income	(1,014)	(25,521)
Other expenses	1,028	2,572
Other (Income) Expense, net	14	(22,949)
INCOME (LOSS) BEFORE INCOME TAX PROVISION	7,925	(39,401)
Income tax provision	0	0
Net Income (Loss)	$ 7,925	$ (39,401)